T. Rowe Price Retail Funds

Supplement to summary prospectuses

The following changes become effective with the open of business on August 1, 2011.

In the fee table, the line item entitled “Maximum account fee” and its footnote are revised as follows:

Maximum account fee	$20[a]

  a  Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

The table under “Purchase and Sale of Fund Shares” is revised as follows:

Type of Account	Minimum initial purchase	Minimum subsequent purchase
Individual retirement accounts, small business retirement plan accounts, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts, and Education Savings Accounts	$1,000	$100

All other accounts	2,500	100

The date of this supplement is July 1, 2011.

G02-041-S    7/1/11